                                                                      EXHIBIT 21


                               VORNADO REALTY L.P.
                         SUBSIDIARIES OF THE REGISTRANT

                                                                            STATE OF
NAME OF SUBSIDIARY                                                        ORGANIZATION
------------------                                                        ------------

14 West 64th Street Corporation                                             New York
150 East 58th Street L.L.C.                                                 New York
1740 Broadway Associates, L.P.                                              Delaware
20 Broad Company L.L.C.                                                     New York
20 Broad Lender L.L.C.                                                      New York
201 East 66th Street Corp.                                                  New York
201 East 66th Street L.L.C.                                                 New York
314 West 40th Street L.L.C.                                                 New York
330 Madison Company L.L.C.                                                  New York
34th & 7th Ave. L.L.C.                                                      New York
350 North Orleans L.L.C.                                                    Illinois
40 East 14 Realty Associates L.L.C.                                         New York
40 Fulton Street L.L.C.                                                     New York
401 Commercial L.P.                                                         New York
401 Commercial Son, L.L.C.                                                  New York
401 General Partner L.L.C.                                                  New York
401 Hotel General Partner L.L.C.                                            New York
401 Hotel L.P.                                                              New York
527 West Kinzie L.L.C.                                                      Illinois
570 Lexington Associates, L.P.                                              New York
570 Lexington Company, L.P.                                                 New York
689 Fifth Avenue L.L.C.                                                     New York
7 West 34th Street L.L.C.                                                   New York
715 Lexington Avenue L.L.C.                                                 New York
770 Broadway Company L.L.C.                                                 New York
825 Seventh Avenue Holding Corporation                                      New York
825 Seventh Avenue Holding L.L.C.                                           New York
866 U.N. Plaza Associates L.L.C.                                            New York
888 Seventh Avenue L.L.C.                                                   New York
909 Third Avenue Assignee L.L.C.                                            New York
909 Third Company L.P.                                                      New York
909 Third GP L.L.C.                                                         Delaware
909 Third Mortgage Holder L.L.C.                                            Delaware
968 Third L.L.C.                                                            New York
969 Third Avenue L.L.C.                                                     New York
Allentown VF L.L.C.                                                       Pennsylvania
Allentown VF L.P                                                          Pennsylvania
AmeriCold Corporation                                                        Oregon
AmeriCold Real Estate, L.P.                                                 Delaware
AmeriCold Realty, Inc.                                                      Delaware
Amherst Holding L.L.C.                                                      New York
Amherst II VF L.L.C.                                                        New York
Amherst Industries L.L.C.                                                   New York
Amherst VF L.L.C.                                                           New York
Arbor Property L.P.                                                         Delaware

                                                                            STATE OF
NAME OF SUBSIDIARY                                                        ORGANIZATION
------------------                                                        ------------

Atlanta Parent Inc.                                                         Delaware
Atlantic City Holding L.L.C.                                               New Jersey
B & B Park Avenue, L.P.                                                     Delaware
BBE GP Corporation                                                          Delaware
Bensalem Holding Company L.L.C.                                           Pennsylvania
Bensalem Holding Company L.P.                                             Pennsylvania
Bensalem VF L.L.C.                                                        Pennsylvania
Bensalem VF L.P.                                                          Pennsylvania
Bethlehem Holding Company L.L.C.                                          Pennsylvania
Bethlehem Holding Company L.P.                                            Pennsylvania
Bethlehem Properties Holding Co. L.L.C.                                   Pennsylvania
Bethlehem Properties Holding Co. L.P.                                     Pennsylvania
Bethlehem VF L.L.C.                                                       Pennsylvania
Bethlehem VF L.P.                                                         Pennsylvania
Bordentown Holding L.L.C.                                                  New Jersey
Bordentown II VF L.L.C.                                                    New Jersey
Bordentown VF L.L.C.                                                       New Jersey
Brentwood Development L.L.C.                                                New York
Bricktown VF L.L.C.                                                        New Jersey
Bridgeland Warehouses L.L.C.                                               New Jersey
Broomall VF L.L.C.                                                        Pennsylvania
Broomall VF L.P.                                                          Pennsylvania
Camden Holding L.L.C.                                                      New Jersey
Canadian Craft Show LTD.                                                     Canada
Carmar Freezers Russelville L.L.C.                                          Delaware
Carmar Group, Inc.                                                          Delaware
Charles E. Smith Commercial Realty L.P.                                     Delaware
Cherry Hill VF L.L.C.                                                      New Jersey
Chicopee Holding L.L.C.                                                   Massachusetts
Clementon Holding L.L.C.                                                   New Jersey
Conrans VF L.L.C.                                                          New Jersey
Cross Avenue Broadway Corporation                                           New York
Cumberland Holding L.L.C.                                                  New Jersey
Darby Development Corp.                                                     Florida
Delran Holding L.L.C.                                                      New Jersey
Delran VF L.L.C.                                                           New Jersey
Design Center Owner (D.C.) L.L.C.                                           Delaware
Dover Holding  L.L.C.                                                      New Jersey
Dover VF L.L.C.                                                            New Jersey
DSAC L.L.C.                                                                  Texas
Dundalk VF L.L.C.                                                           Maryland
Durham Leasing L.L.C.                                                      New Jersey
East Brunswick VF L.L.C.                                                   New Jersey
Eleven Penn Plaza L.L.C.                                                    New York
Evesham Holding L.L.C.                                                     New Jersey
Freeport VF L.L.C.                                                          New York
Freezer Services Kentucky Inc.                                              Delaware
Fuller Madison L.L.C.                                                       New York
Gallery Market Holding Company L.L.C.                                     Pennsylvania
Gallery Market Holding Company L.P                                        Pennsylvania
Gallery Market Properties Holding Co. L.L.C.                              Pennsylvania
Gallery Market Properties Holding Co. L.P.                                Pennsylvania
Glen Bernie VF L.L.C.                                                       Maryland
Glenolden VF L.L.C.                                                       Pennsylvania
Glenolden VF L.P.                                                         Pennsylvania
Green Acres Mall L.L.C.                                                     Delaware

                                                                            STATE OF
NAME OF SUBSIDIARY                                                        ORGANIZATION
------------------                                                        ------------

Greenwich Holding Corporation                                               New York
Guillford Associates L.L.C.                                                 Delaware
Hackbridge L.L.C.                                                          New Jersey
Hackensack VF L.L.C.                                                       New Jersey
Hagerstown VF L.L.C.                                                        Maryland
Hanover Conran's Plaza L.L.C.                                              New Jersey
Hanover Holding L.L.C.                                                     New Jersey
Hanover Industries L.L.C.                                                  New Jersey
Hanover Leasing L.L.C.                                                     New Jersey
Hanover Public Warehousing L.L.C.                                          New Jersey
Hanover VF L.L.C.                                                          New Jersey
Henrietta Holding L.L.C.                                                    New York
HHC L.L.C.                                                                  Maryland
Interior Design Show Inc.                                                    Canada
Jersey City Leasing L.L.C.                                                 New Jersey
Jersey City VF L.L.C.                                                      New Jersey
Kearny Holding L.L.C.                                                      New Jersey
Kearny Holding VF L.L.C.                                                   New Jersey
Kearny Leasing L.L.C.                                                      New Jersey
Kearny Leasing VF L.L.C.                                                   New Jersey
L.A. Mart Properties L.L.C.                                                 Delaware
Lancaster Leasing Company L.L.C.                                          Pennsylvania
Lancaster Leasing Company L.P.                                            Pennsylvania
Landthorp Enterprises L.L.C.                                                Delaware
Lawnside Holding L.L.C.                                                    New Jersey
Lawnside II VF L.L.C.                                                      New Jersey
Lawnside III VF L.L.C.                                                     New Jersey
Lawnside VF L.L.C.                                                         New Jersey
Lawnwhite Holding L.L.C.                                                   New Jersey
Littleton Holding L.L.C.                                                   New Jersey
Lodi II VF L.L.C.                                                          New Jersey
Lodi Industries  L.L.C.                                                    New Jersey
Lodi Leasing  L.L.C.                                                       New Jersey
Lodi VF L.L.C.                                                             New Jersey
M 393 Associates L.L.C.                                                     New York
M/H Two Park Associates                                                     New York
Manalapan Industries L.L.C.                                                New Jersey
Manalapan VF L.L.C.                                                        New Jersey
Market Square Hotel L.L.C.                                                  Delaware
Market Square Main Street L.L.C.                                            Delaware
Market Square Condominium L.L.C.                                            Delaware
Market Square Furniture Plaza L.L.C.                                        Delaware
Market Square Hamilton Center L.L.C.                                        Delaware
Market Square L.L.C.                                                        Delaware
Marlton VF L.L.C.                                                          New Jersey
Marple Holding Company L.L.C.                                             Pennsylvania
Marple Holding Company L.P.                                               Pennsylvania
Mart Franchise Center, Inc.                                                 Illinois
Mart Franchise Venture, L.L.C.                                              Delaware
Mart Parking  L.L.C.                                                        Delaware
Menands Holding Corporation                                                 New York
Menands Holding L.L.C.                                                      New York
Menands VF L.L.C.                                                           New York
Mendik Management Inc.                                                      New York
Merchandise Mart Enterprises, Inc.                                          Delaware
Merchandise Mart L.L.C.                                                     Illinois

                                                                            STATE OF
NAME OF SUBSIDIARY                                                        ORGANIZATION
------------------                                                        ------------

Merchandise Mart Properties, Inc. (NC)                                      Delaware
Merchandise Mart Properties, Inc. (IL)                                      Illinois
Merchandise Mart Properties, Inc. (DE)                                      Delaware
Middletown Holding L.L.C.                                                  New Jersey
Middletown VF L.L.C.                                                       New Jersey
Montclair Holding L.L.C.                                                   New Jersey
Montclair VF L.L.C.                                                        New Jersey
Morris Plains Holding VF L.L.C.                                            New Jersey
Morris Plains Leasing L.L.C.                                               New Jersey
Morris Plains Leasing VF L.L.C.                                            New Jersey
MRC Management L.L.C.                                                       New York
National Furniture Mart (NC) L.L.C.                                         Delaware
National Hydrant Corporation                                                New York
National Hydrant L.L.C.                                                     New York
New Hanover L.L.C.                                                         New Jersey
New Hyde Park VF L.L.C.                                                     New York
New Woodbridge L.L.C.                                                      New Jersey
Newington Connecticut Holding L.L.C.                                      Connecticut
Newington VF L.L.C.                                                       Connecticut
NFM Corp.                                                                   Delaware
NFM Partners L.P.                                                           Delaware
Ninety Park Lender L.L.C.                                                   New York
Ninety Park Lender QRS, Inc.                                                Delaware
Ninety Park Manager L.L.C.                                                  New York
Ninety Park Option L.L.C.                                                   New York
Ninety Park Property L.L.C.                                                 New York
North Plainfield Holding L.L.C.                                            New Jersey
North Bergen Stores L.L.C.                                                 New Jersey
North Bergen VF L.L.C.                                                     New Jersey
North Dearborn L.L.C.                                                       Delaware
North Plainfield VF L.L.C.                                                 New Jersey
Office Center Owner (D.C.) L.L.C.                                           Delaware
One Penn Plaza L.L.C.                                                       New York
Philadelphia Holding Company L.L.C.                                       Pennsylvania
Philadelphia Holding Company L.P.                                         Pennsylvania
Philadelphia VF L.L.C.                                                    Pennsylvania
Philadelphia VF L.P.                                                      Pennsylvania
Phillipsburg Holding L.L.C.                                                New Jersey
Pike Holding Company L.L.C.                                               Pennsylvania
Pike Holding Company L.P.                                                 Pennsylvania
Portland Parent Inc.                                                        Delaware
PowerSpace & Services, Inc.                                                 New York
Rochester Holding L.L.C.                                                    New York
South Capital L.L.C.                                                        Delaware
Springfield Holding L.L.C.                                                Massachusetts
Springfield Member VF L.L.C.                                                Delaware
Springfield VF L.L.C.                                                     Massachusetts
SR VC Investments, L.L.C.                                                   Delaware
Star Universal L.L.C.                                                      New Jersey
Stardial GP Corporation                                                     Delaware
T 53 Condominium, L.L.C.                                                    New York
T.G. Hanover L.L.C.                                                        New Jersey
TGSI L.L.C.                                                                 Maryland
The Second Lawnside L.L.C.                                                 New Jersey
The Second Rochester Holding L.L.C.                                         New York
Totowa VF L.L.C.                                                           New Jersey

                                                                            STATE OF
NAME OF SUBSIDIARY                                                        ORGANIZATION
------------------                                                        ------------

Towson VF L.L.C.                                                            Maryland
Turnersville Holding L.L.C.                                                New Jersey
Turnersville VF L.L.C.                                                     New Jersey
Two Guys From Harrison Holding Co. L.P.                                   Pennsylvania
Two Guys From Harrison Holding Co. L.L.C.                                 Pennsylvania
Two Guys From Harrison L.L.C.                                              New Jersey
Two Guys from Harrison N.Y. L.L.C.                                          Delaware
Two Guys From Harrison N.Y. L.L.C.                                          New York
Two Guys From Harrison NY, Inc.                                             New York
Two Guys Mass. L.L.C.                                                     Massachusetts
Two Guys-Connecticut Holding L.L.C.                                       Connecticut
Two Park Company                                                            New York
Two Penn Plaza REIT, Inc.                                                   New York
Unado L.L.C.                                                               New Jersey
Union Square East L.L.C.                                                    New York
Union VF L.L.C.                                                            New Jersey
Upper Moreland Holding Company L.L.C.                                     Pennsylvania
Upper Moreland Holding Company L.P.                                       Pennsylvania
Upper Moreland VF L.L.C.                                                  Pennsylvania
Upper Moreland VF L.P.                                                    Pennsylvania
URS Logistics, Inc.                                                         Delaware
URS Real Estate, L.P.                                                       Delaware
URS Realty, Inc.                                                            Delaware
VC Freezer Amarillo, L.P.                                                   Delaware
VC Freezer Babcock, L.L.C.                                                  Delaware
VC Freezer Bartow L.L.C.                                                    Delaware
VC Freezer Fort Worth L.L.C.                                                Delaware
VC Freezer Fremont, L.L.C.                                                  Delaware
VC Freezer Garden City, L.L.C.                                              Delaware
VC Freezer Massillon, L.L.C.                                                Delaware
VC Freezer Omaha Amarillo, L.L.C.                                           Delaware
VC Freezer Ontario L.L.C.                                                   Delaware
VC Freezer Phoenix, L.L.C.                                                  Delaware
VC Freezer Russelville, L.L.C.                                              Delaware
VC Freezer Sioux Falls, L.L.C.                                              Delaware
VC Freezer Springdale, L.L.C.                                               Delaware
VC Freezer Strasburg, L.L.C.                                                Delaware
VC Freezer Texarkana L.L.C.                                                 Delaware
VC Missouri Holdings, L.L.C.                                                Delaware
VC Missouri Real Estate Holdings, L.L.C.                                    Delaware
VC Omaha Holdings, L.L.C.                                                   Delaware
VC Omaha Real Estate Holdings, L.L.C.                                       Delaware
VFC Connecticut Holding L.L.C.                                              Delaware
VFC Massachusetts Holding L.L.C.                                            Delaware
VFC New Jersey Holding L.L.C.                                               Delaware
VFC Pennsylvania Holding L.L.C.                                             Delaware
VFC Pennsylvania Holding L.P.                                               Delaware
VNK Corp.                                                                   Delaware
VNO 63rd Street L.L.C.                                                      New York
VNO Hotel L.L.C.                                                            Delaware
Vornado - Westport L.L.C.                                                 Connecticut
Vornado / VNJ L.L.C.                                                        Delaware
Vornado 1740 Broadway L.L.C.                                                New York
Vornado 175 Lex, Inc.                                                       Delaware
Vornado 330 West 34th Street L.L.C.                                         New York
Vornado 401 Commercial L.L.C.                                               New York

                                                                            STATE OF
NAME OF SUBSIDIARY                                                        ORGANIZATION
------------------                                                        ------------

Vornado 401 Hotel II, Inc.                                                  New York
Vornado 401 Hotel Inc.                                                      New York
Vornado 550-600 Mamaroneck L.P.                                             New York
Vornado 570 Lexington L.L.C.                                                New York
Vornado 63rd Street Inc.                                                    New York
Vornado 640 Fifth Avenue L.L.C.                                             New York
Vornado 90 Park Avenue L.L.C.                                               New York
Vornado 90 Park QRS, Inc.                                                   New York
Vornado B&B L.L.C.                                                          New York
Vornado Ballantrae Holdings, Inc.                                           Delaware
Vornado Caguas GP Inc.                                                      Delaware
Vornado Caguas L.L.C.                                                       Delaware
Vornado Caguas L.P.                                                         Delaware
Vornado CAPI L.L.C.                                                         Delaware
Vornado Catalinas GP Inc.                                                   Delaware
Vornado Catalinas L.L.C.                                                    Delaware
Vornado Catalinas L.P.                                                      Delaware
Vornado CCA Gainesville, L.L.C.                                             Delaware
Vornado Center Building L.L.C.                                              New York
Vornado CESCR Holdings L.L.C.                                               Delaware
Vornado CESCR II L.L.C.                                                     Delaware
Vornado CESCR L.L.C.                                                        Delaware
Vornado Communications L.L.C.                                               Delaware
Vornado Crescent Atlanta Partnership                                        Delaware
Vornado Crescent Holding L.P.                                               Delaware
Vornado Crescent Omaha Partnership                                          Delaware
Vornado Crescent Portland Partnership                                       Delaware
Vornado Finance Corporation                                                 Delaware
Vornado Finance GP L.L.C.                                                   Delaware
Vornado Finance L.L.C.                                                      Delaware
Vornado Finance L.P.                                                        Delaware
Vornado Finance SPE, Inc.                                                   Delaware
Vornado Fort Lee L.L.C.                                                    New Jersey
Vornado Green Acres Acquisition L.L.C.                                      Delaware
Vornado Green Acres Delaware L.L.C.                                         Delaware
Vornado Green Acres Funding L.L.C.                                          Delaware
Vornado Green Acres Holdings, L.L.C.                                        Delaware
Vornado Green Acres SPE Managing Member, Inc.                               Delaware
Vornado Holding Corporation                                                 New York
Vornado Investments Corporation                                             Delaware
Vornado Investments L.L.C.                                                  Delaware
Vornado Lending L.L.C.                                                     New Jersey
Vornado M 330 L.L.C.                                                        New York
Vornado M 393 L.L.C.                                                        New York
Vornado M 393 QRS, Inc.                                                     New York
Vornado Mamaroneck L.L.C.                                                   New York
Vornado Management Corp.                                                   New Jersey
Vornado MH L.L.C.                                                           New York
Vornado Montehiedra Acquisition L.L.C.                                      Delaware
Vornado Montehiedra Acquisition L.P                                         Delaware
Vornado Montehiedra Holding II L.P.                                         Delaware
Vornado Montehiedra Holding L.L.C.                                          Delaware
Vornado Montehiedra Holding L.P.                                            Delaware
Vornado Montehiedra Inc.                                                    Delaware
Vornado Montehiedra OP  L.P.                                                Delaware
Vornado Montehiedra OP  L.L.C.                                              Delaware

                                                                            STATE OF
NAME OF SUBSIDIARY                                                        ORGANIZATION
------------------                                                        ------------

Vornado Newkirk L.L.C.                                                      Delaware
Vornado NK Loan L.L.C.                                                        Mass
Vornado Omaha Holdings, Inc.                                                Delaware
Vornado PS, L.L.C.                                                          Delaware
Vornado Realty L.L.C.                                                       Delaware
Vornado Realty L.P.                                                         Delaware
Vornado Riese Inc.                                                          New York
Vornado RR Midtown L.L.C.                                                   New York
Vornado RR, Inc.                                                            New York
Vornado RTR, Inc.                                                           Delaware
Vornado SC Properties L.L.C.                                                Delaware
Vornado TSQ L.L.C.                                                          Delaware
Vornado Two Park Holding L.L.C.                                             Delaware
Vornado Two Penn Plaza L.L.C.                                               New York
Vornado/Tea Room L.L.C.                                                     New York
VR L.L.C.                                                                   Delaware
VRT Development Rights L.L.C.                                               New York
VRT Massachusetts Holding L.L.C.                                            Delaware
VRT New Jersey Holding L.L.C.                                               Delaware
Washington Design Center L.L.C.                                             Delaware
Washington Office Center L.L.C.                                             Delaware
Watchung Holding L.L.C.                                                    New Jersey
Watchung VF L.L.C.                                                         New Jersey
Wayne VF L.L.C.                                                            New Jersey
West Windsor Holding L.L.C.                                                New Jersey
Whitehorse Lawnside L.L.C.                                                 New Jersey
Woodbridge VF L.L.C.                                                       New Jersey
York Holding Company L.L.C.                                               Pennsylvania
York Holding Company L.P.                                                 Pennsylvania
York VF L.L.C.                                                            Pennsylvania
York VF L.P.                                                              Pennsylvania